                                                                    EXHIBIT 99.2

                              LETTER OF TRANSMITTAL

            To Accompany Certificates Formerly Representing Shares of
                                 Common Stock of
                              Virginia Gas Company
                               Being Exchanged for
                            Shares of Common Stock of
                                 NUI Corporation

-------------------------------------------------------------------------------------------------------------------------
                          DESCRIPTION OF SHARES OF VIRGINIA GAS COMPANY COMMON STOCK ENCLOSED
-------------------------------------------------------------------------------------------------------------------------
       Name and Address of Registered Holder(s)                            Certificate(s) Enclosed
      (If blank, please fill in, exactly as name                             (Please list below -
          appears on Share Certificate(s))*                         attach additional sheet if necessary)
-------------------------------------------------------------------------------------------------------------------------

                                                            Certificate Number(s)              Number of Shares
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                        Total Shares:
-------------------------------------------------------------------------------------------------------------------------

* Attach Schedule if needed.

     This Letter of Transmittal should be promptly (1) completed and signed in the space provided on page 3 hereof and in the space provided on the Substitute Form W-9 on page 7 hereof and (2) mailed or delivered with your certificate(s) representing shares of Virginia Gas Company to American Stock Transfer & Trust Company acting as Exchange Agent (the "Exchange Agent") at the following address.

                            IF SENDING VIA U.S. MAIL:
                            ------------------------
                     American Stock Transfer & Trust Company

                              -------------------

                              -------------------

                              -------------------
                                Phone:
                                      ----------

              IF SENDING VIA FEDERAL EXPRESS OR OVERNIGHT DELIVERY:
              ----------------------------------------------------
                     American Stock Transfer & Trust Company

                              -------------------

                              -------------------

                              -------------------
                                Phone:
                                      ----------

If any or all of your certificates are lost, stolen or destroyed, you should notify the Exchange Agent for the procedure to be followed to surrender your shares for exchange pursuant to the merger.

    You should read the instructions beginning on page 4 of this Letter of Transmittal carefully before you complete this Letter of Transmittal.

Ladies and Gentlemen:

     Pursuant to an Agreement and Plan of Reorganization (the "Reorganization Agreement"), dated as of June 13, 2000, by and among NUI Corporation ("NUI"), VGC Acquisition, Inc. ("VGC") and Virginia Gas Company ("Virginia Gas"), the undersigned hereby surrenders to you as Exchange Agent the stock certificates (each, a "Certificate") formerly representing all of the undersigned's shares of Virginia Gas common stock, par value $.001 per share (the "Virginia Gas Shares"), listed above in exchange for shares of NUI Common Stock, without par value, (the "NUI Shares") calculated on the basis of ____ NUI Shares for each Virginia Gas Share, with cash being paid to the undersigned for any fractional share, pursuant to the terms of the Reorganization Agreement and as described in the Proxy Statement/Prospectus, dated October 5, 2000, and mailed to the shareholders of Virginia Gas on or about October 6, 2000 (the "Proxy Statement"). The Proxy Statement, including the Reorganization Agreement, is incorporated herein by reference.

     The undersigned hereby represents and warrants that the undersigned was the registered holder of the Virginia Gas Shares on ________, 2000 (the effective date of the merger between Virginia Gas and VGC contemplated by the Reorganization Agreement), with good title to the above-described Virginia Gas Shares and full power and authority to sell, assign and transfer the Virginia Gas Shares represented by the enclosed Certificate(s), free and clear of all liens, claims and encumbrances, and not subject to any adverse claims. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of such securities. The undersigned hereby irrevocably appoints the Exchange Agent, as agent of the undersigned, to effect the exchange. All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

     It is understood that the undersigned will not receive the NUI Shares, or any fractional share check, until Certificates representing ALL of the Virginia Gas Shares owned by the undersigned are received by the Exchange Agent at the address set forth above, together with such documents as the Exchange Agent may require, and until the same are processed for exchange by the Exchange Agent. It is further understood that no interest will accrue or be paid on the NUI Shares, fractional share check or dividends.

     Unless otherwise indicated below under Special Issuance Instructions, in exchange for the enclosed Certificates, the undersigned requests that the certificates representing the NUI Shares and any fractional share check be issued to the undersigned. Similarly, unless otherwise indicated under Special Delivery Instructions, please mail such certificates and deliver such fractional share check to the undersigned at the address shown above. Appropriate signature guarantees have been included with respect to Virginia Gas Shares for which Special Issuance Instructions and/or Special Delivery Instructions have been given.

------------------------------------------------------------     -----------------------------------------------------------
               SPECIAL ISSUANCE INSTRUCTIONS                                   SPECIAL DELIVERY INSTRUCTIONS
             (See Instructions 1, 4, 5 and 6)                                  (See Instructions 1, 4 and 6)
To be completed ONLY if the certificate(s) for the NUI           To be completed ONLY if the certificate(s) for the NUI
Shares and any fractional share check are to be issued in        Shares and any fractional share check are to be sent to an
the name of someone other than the registered owner              address other than that shown on the above label.
appearing on the above label.

      Issue and mail the certificate(s) and check to:                      Mail the certificate(s) and check to:

Name:                                                            Name:
     -------------------------------------------------------          ------------------------------------------------------
                      (Please Print)                                                   (Please Print)
Address:                                                         Address:
        ----------------------------------------------------             ---------------------------------------------------

------------------------------------------------------------     -----------------------------------------------------------
                    (Include Zip Code)                                               (Include Zip Code)

------------------------------------------------------------
        (Tax Identification or Social Security No.)              [_]  Please check this box if this is also a change of
                                                                      address for your account.
------------------------------------------------------------     -----------------------------------------------------------

--------------------------------------------------------------------------------
                          MEDALLION SIGNATURE GUARANTEE
                  (Required ONLY if you have chosen to complete
        the Special Issuance or Delivery Instructions on the prior page)

Signature(s) Guarantee:
                       ---------------------------------------------------------

--------------------------------------------------------------------------------
           (Name of Firm Providing Signature Guarantee - Please Print)

--------------------------------------------------------------------------------
                          (Authorized Signature, Title)

Date  ______________, 20___
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                    SIGN HERE

         Important: Please also complete Substitute Form W-9 on page 7.

    ----------------------------------------------------------------------

    ----------------------------------------------------------------------
                      (Signature(s) of Registered Owner(s))

(Must be signed by registered owner(s) exactly as name(s) appear(s) above or by person(s) authorized to become registered owner(s) of certificates as evidenced by endorsement or stock powers or documents transmitted herewith. If signed by an attorney, trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, the capacity of the person should be indicated.)

Date:
     -------------------------------------
Name(s):
        ------------------------------------------------------------------------
                                 (Please print)

Capacity (Full Title), if applicable:
                                     -------------------------------------------
Address:
        ------------------------------------------------------------------------
Daytime Area Code and Telephone Number:
                                       -----------------------------------------
--------------------------------------------------------------------------------

                                  INSTRUCTIONS

     A former stockholder of Virginia Gas will not receive the NUI Shares and any fractional share check in exchange for such holder's Certificates representing Virginia Gas Shares until ALL Certificates owned by such holder are received by the Exchange Agent at the address set forth on page 1, together with such documents as the Exchange Agent may require, and until the same are processed for exchange by the Exchange Agent. No interest will accrue on any amounts due.

     1. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required (1) if this Letter of Transmittal is signed by the registered holder of the Virginia Gas Shares surrendered herewith, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal, or (2) if such Virginia Gas Shares are surrendered for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States, or any other "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (collectively, "Eligible Institutions"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution that is a member of the Medallion Signature Guarantee Program.

     2. Delivery of Letter of Transmittal and Certificates. Please do not send the Certificates directly to NUI or Virginia Gas. The Certificates, together with this Letter of Transmittal, properly completed and duly executed, or a facsimile hereof, and any other documents required by this Letter of Transmittal, should be delivered to the Exchange Agent at the address set forth on page 1 of this Letter of Transmittal.

     The method of delivery of Certificates and any other required documents is at the election and risk of the owner. However, if Certificates are sent by mail, it is recommended that they be sent by registered mail, properly insured, with return receipt requested. Risk of loss and title to the Certificates shall pass only upon delivery of the Certificates to the Exchange Agent.

     All questions as to validity, form and eligibility of any surrender of any Certificate hereunder will be determined by NUI (which may delegate power in whole or in part to the Exchange Agent) and such determination shall be final and binding. NUI reserves the right to waive any irregularities or defects in the surrender of any Certificates. A surrender will not be deemed to have been made until all irregularities have been cured or waived.

     3. Inadequate Space. If the space provided herein is inadequate, the Certificate numbers and the numbers of Virginia Gas Shares represented thereby should be listed on a separate schedule attached hereto.

     4. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder of the Certificates surrendered hereby, the signature must correspond exactly with the name written on the face of the Certificates without alteration, enlargement or any change whatsoever.

     If the Certificates surrendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any surrendered Virginia Gas Shares are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.

     When this Letter of Transmittal is signed by the registered owners of the Certificates listed and surrendered herewith, no endorsements of the Certificates or separate stock powers are required.

     If this Letter of Transmittal is signed by a person other than the registered owner of the Certificates listed, such Certificates must be endorsed or accompanied by appropriate stock powers, in either case signed by the registered owner or owners or a person with full authority to sign on behalf of the registered owner. Signatures on such Certificates or stock powers must be guaranteed by an Eligible Institution that is a member of a Medallion Signature Guarantee Program. See Instruction 1.

     If this Letter of Transmittal or any Certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or others acting in a fiduciary or representative capacity, such persons must so indicate when signing, must give his or her full title in such capacity, and evidence satisfactory to the Exchange Agent of his or her authority to so act must be submitted. The Exchange Agent will not exchange any securities until all instructions herein are complied with.

     5. Stock Transfer Taxes. In the event that any transfer or other taxes become payable by reason of the issuance of the NUI Shares in any name other than that of the record holder, such transferee or assignee must pay such tax to the Exchange Agent or must establish to the satisfaction of the Exchange Agent that such tax has been paid or is not applicable.

     6. Special Issuance and Delivery Instructions. Indicate on the "Special Issuance Instructions" or the "Special Delivery Instructions" box the name and address of the person(s) to whom the NUI Shares and any fractional share check are to be sent if different from the name or address of the person(s) signing this Letter of Transmittal.

     7. Substitute Form W-9. Each surrendering shareholder is required to provide the Exchange Agent with such holder's correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 on page 7 and to certify whether such holder is subject to backup withholding. Failure to provide such information on the form may subject the surrendering holder to federal income tax withholding at a rate of 31% on payments made to such holder with respect to the NUI Shares. If such holder is an individual, the TIN is the individual's social security number. A holder must cross out item (2) in Part 2 of Substitute Form W-9 if such holder is subject to backup withholding. The box in Part 3 of the form should be checked if the surrendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the surrendering holder must also complete the Certificate of Awaiting Taxpayer Identification Number on page 7 in order to avoid backup withholding. If you have checked the box in Part 3 and do not provide the Exchange Agent with a properly certified TIN within 60 days, the Exchange Agent will withhold 31% of reportable payments made thereafter, unless a properly certified TIN is received by the Exchange Agent prior to payment. See "Important Tax Information" on page 6.

     8. Lost, Stolen or Destroyed Certificates. If your Certificate(s) has been lost, stolen or destroyed, please notify the Exchange Agent at the address listed on page 1.

     9. Information and Additional Copies. Information and additional copies of this Letter of Transmittal may be obtained from the Exchange Agent by writing to the address or calling the number listed on page 1 of this Letter of Transmittal.

                            IMPORTANT TAX INFORMATION

     Under federal income tax laws, a holder who receives payments with respect to NUI Shares received in the merger (including any subsequent dividends) is required by law to provide the payer with such holder's correct TIN on Substitute Form W-9 on page 7. If such holder is an individual, the TIN is the individual's social security number. If the correct TIN is not provided, a $50 penalty may be imposed on the holder by the Internal Revenue Service, and any payments made with respect to NUI Shares (including any subsequent dividends) may be subject to backup withholding.

     Certain holders (including, among others, all corporations and certain foreign individuals) are exempt from these backup withholding and reporting requirements. Exempt holders should indicate their exempt status by checking the box in Part 4 of Substitute Form W-9 on page 7. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements may be obtained from the Exchange Agent. See "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" on page 9 for additional instructions.

     If backup withholding applies, the payer is required to withhold 31% of any payments made to the holder or other payee with respect to NUI Shares. Backup withholding is not an additional tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

     To prevent backup withholding on payments made with respect to securities, the holder is required to notify the payer of such holder's correct TIN by completing the Substitute Form W-9 below, certifying that the TIN provided on the form is correct (or that such holder is awaiting a TIN) and certifying that
(1) such holder is exempt from backup withholding, (2) such holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of a failure to report all interest or dividends or (3) the Internal Revenue Service has notified such holder that such holder is no longer subject to backup withholding.

--------------------------------------------------------------------------------------------------------------------------
                                              PAYER'S NAME: NUI Corporation
--------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                               Part 1 - PLEASE PROVIDE YOUR TIN IN
                                         THE BOX AT THE RIGHT AND CERTIFY BY    ------------------------------------------
FORM W-9                                 SIGNING AND DATING BELOW.                      Social Security Number(s)
                                                                                OR
(See Instruction 7)
                                                                                ------------------------------------------
                                                                                    Employer Identification Number(s)
Please fill in your name and address
below.                                   ---------------------------------------------------------------------------------

                                         Part 2 - Certification -- Under penalties of perjury, I
-------------------------------------    certify that:
Name                                                                                             Part 3--

                                         (1)  The number shown on the form is my correct         Awaiting TIN         [_]
                                              Taxpayer Identification Number (or I am waiting
-------------------------------------         for a number to be issued to me) and
Address (number and street)
                                         (2)  I am not subject to backup withholding because
-------------------------------------         (a) I am exempt from backup withholding, or (b) I  Part 4 -- For Payee Exempt
(City, State and Zip Code)                    have not been notified by the Internal Revenue     from Backup Withholding
                                              Service ("IRS") that I am subject to backup
                                              withholding  as a result of failure to report all
                                              interest or dividends or (c) the IRS has notified  Exempt               [_]
Department of the Treasury                    me that I am no longer subject to backup
Revenue Service Internal                      withholding.
                                         ---------------------------------------------------------------------------------

                                         Certification Instructions -- You must cross out Item (2) in Part 2 above if you have been notified by the IRS that you currently are subject to backup
Payer's Request for Taxpayer             withholding because of under-reporting interest or dividends on your tax return.
Identification Number (TIN)              However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out Item (2). If you are exempt from backup withholding, check the box in Part 4 above.

                                         SIGNATURE:_____________________________________            DATE:__________, 20__

--------------------------------------------------------------------------------------------------------------------------

NOTE: Failure to complete and return this form may result in backup withholding of 31% of any payments made to you pursuant to the merger. Please review the guidelines on pages 8 and 9 for additional details.

           You must complete the following certificate if you checked the box in part 3 of Substitute Form W-9.

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue
Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that until I provide a taxpayer identification number, 31% of all reportable payments made to me will be withheld.

---------------------------------------     ------------------------------------
         Signature                                         Date
--------------------------------------------------------------------------------

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

     GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.-- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

--------------------------------- ----------------------------------    ---------------------- -------------------------------------
                                  Give the SOCIAL SECURITY                                              Give the EMPLOYER
For this type of account:         number of--                            For this type of account:     IDENTIFICATION number of--
--------------------------------- ----------------------------------    ---------------------- -------------------------------------
1.  An individual's account       The individual                      9.   A valid trust, estate, The legal entity (Do not furnish
                                                                           or pension trust       the identifying number of the
                                                                                                  personal representative or trustee
                                                                                                  unless the legal entity itself is
                                                                                                  not designated in the account
                                                                                                  title.)(5)

2.  Two or more individuals       The actual owner of the account,    10.  Corporate account      The corporation
    (joint account)               or, if combined funds, any one
                                  of the individuals(1)

3.  Husband and wife (joint       The actual owner of the account     11.  Religious, charitable  The organization
    account)                      or, if joint funds, either               or educational
                                  person(1)                                organization account

4.  Custodian account of a        The minor(2)                        12.  Partnership account    The partnership
    minor (Uniform Gift to                                                 held in the name of
    Minors Act)                                                            the business

5.  Adult and minor (joint        The adult or, if the minor is       13.  Association, club or   The organization
    account)                      the only contributor, the                other tax-exempt
                                  minor(1)                                 organization

6.  Account in the name of        The ward, minor, or incompetent     14.  A broker or registered The broker or nominee
    guardian or committee for a   person(3)                                nominee
    designated ward, minor or
    incompetent person

7.  a.  The usual revocable       The grantor-trustee(1)              15.  Account with the       The public entity
        savings trust account                                              Department of
        (grantor is also                                                   Agriculture in the
        trustee)                                                           name of a public
                                                                           entity (such as a
                                                                           state or local
                                                                           government, school
                                                                           district or prison)
                                                                           that receives
                                                                           agricultural program
                                                                           payments

    b.  So-called trust           The actual owner(l)
        account that is not a
        legal or valid trust
        under state law

8.  Sole proprietorship account   The owner(4)
-------------------------------------------------------------------      -----------------------------------------------------------

(1)    List first and circle the name of the person whose number you furnish.
(2)    Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4)    Show the name of the owner.
(5) List first and circle the name of the legal trust, estate or pension trust.
NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

OBTAINING ANY NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, from you local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on payments of interest, dividends and with respect to broker transactions include the following:

     .    A corporation.

     .    A financial institution.

     . An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(b)(7).

     .    The United States or any agency or instrumentality thereof.

     . A state, the District of Columbia, a possession of the United States or any subdivision or instrumentality thereof.

     . A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

     . An international organization or any agency or instrumentality thereof.

     . A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

     .    A real estate investment trust.

     .    A common trust fund operated by a bank under section 584(a).

     . An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

     . An entity registered at all times under the Investment Company Act of 1940.

     .    A foreign central bank of issue.

          Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

     .    Payments to nonresident aliens subject to withholding under section
          1441.

     . Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

     . Payments of patronage dividends where the amount received is not paid in money.

     .    Payments made by certain foreign organizations.

     . Payments made to a middleman known in the investment community as a nominee as listed in the most recent publication of the American Society of Corporate Secretaries, Inc. Nominee List.

          Payments of interest not generally subject to backup withholding include the following:

     . Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

     . Payments of tax-exempt interest (including exempt-interest dividends under section 852).

     .    Payments described in section 6049(b)(5) to non-resident aliens.

     .    Payments on tax-free covenant bonds under section 1451.

     .    Payments made by certain foreign organizations.

     . Payments made to a middleman known in the investment community as a nominee as listed in the most recent publication of the American Society of Corporate Secretaries, Inc. Nominee List.

     .    Mortgage interest paid to payer.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding.

FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

          Certain payments other than interest, dividends and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N and their regulations.

PRIVACY ACT NOTICE -- Section 6109 requires most recipients of dividends, interest or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.